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                                                           Exhibit 23.1


                  CONSENT OF INDEPENDENT ACCOUNTANTS
                  ----------------------------------


    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-28987) of Aehr Test Systems of our report dated July 23, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/PricewaterhouseCoopers LLP

San Jose, California
August 28, 2002